NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
NVIT International Equity Fund
(formerly, Gartmore NVIT International Equity Fund)
NVIT Worldwide Leaders Fund
(formerly, Gartmore NVIT Worldwide Leaders Fund)
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated March 31, 2011
to the Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective March 22, 2011, Ryan Amerman has been added as a portfolio manager to the NVIT Worldwide Leaders Fund managed by Invesco Advisers, Inc., replacing Robert Lloyd.  The Prospectus is revised as follows:

1.	The table following “Portfolio Management – Portfolio Managers” on page 10 is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Barrett Sides	Lead Portfolio Manager, Invesco	Since 1990
Clas Olsson	Portfolio Manager, Invesco	Since 1994
Matthew Dennis, CFA	Lead Portfolio Manager, Invesco	Since 2000
Ryan Amerman	Lead Portfolio Manager, Invesco	Since 1996

2.      The information following “Portfolio Management” on page 60, relating to the NVIT International Equity Fund and the NVIT Worldwide Leaders Fund, is deleted and replaced with the following:

The NVIT International Equity Fund is managed by a team that includes Barrett Sides (lead manager with respect to Asia Pacific and Latin America); Clas Olsson (lead manager with respect to Europe and Canada investments); Jason, Holzer; Matthew Denis; and Shuxin Cao.  These individuals are jointly and primarily responsible for the day-to-day management of the NVIT International Equity Fund. The NVIT Worldwide Leaders Fund is managed by a team that includes Barret Sides; Clas Olsson; Matthew Dennis; and Ryan Amerman (lead manager with respect to the domestic portion).  A lead manager generally has final authority over all aspects of a portion of a Fund’s investment portfolio managed by Invesco, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Sides is a Portfolio Manager. He joined Invesco in 1990 as a portfolio administrator and was promoted to his current position as a portfolio manager in 1997.   Mr. Olsson is a Portfolio Manager. He joined Invesco in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. He is also chief investment officer of Invesco’s International Growth Investment Management Unit. Mr. Holzer, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996.  Mr. Dennis, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mr. Amerman, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996.  Mr. Cao, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1997.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE